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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2000




                         TRANSCRYPT INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                    0-21681                     47-0801192
    (STATE OR OTHER         (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
      JURISDICTION                                        IDENTIFICATION NUMBER)
   OF INCORPORATION)


                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 474-4800





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Item 5.  OTHER EVENTS.

     On May 11, 2000, Transcrypt International, Inc. (the "Company") issued a press release stating the Company's current status, market strategy and future outlook. A copy of the Company's press release is attached as Exhibit 99.2.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


   (a)      FINANCIAL STATEMENTS.

            None.

   (b)      PRO FORMA FINANCIAL INFORMATION.

            None.

   (c)      EXHIBITS.

            The following are furnished as exhibits to this report:

            99.2     News Release issued on May 11, 2000 by the Registrant.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               TRANSCRYPT INTERNATIONAL, INC.


Date: May 12, 2000             By:  /s/ MASSOUD SAFAVI

                               Massoud Safavi
                               Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION

99.2             News Release issued on May 11, 2000 by the Registrant.


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